Exhibit 10.2

EXECUTION COPY

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is dated as of March 8, 2024, by and among KORR ACQUISITIONS GROUP, INC., a New York corporation, (together with their respective representatives, successors, and assigns, the “Subordinated Lender”), OPTIMUS HEALTHCARE SERVICES, INC., a Florida corporation, (together with all of its current and future, direct and/or indirect, wholly owned and/or partially owned subsidiaries and their respective successors and assigns, collectively, the “Debtor”) and ARENA INVESTORS, LP, a Delaware limited partnership, as agent (the “Agent”) for the purchasers set forth in Schedule 1 of the Securities Purchase Agreements (herein defined) (Agent, and together with such purchasers, and their respective successors and assigns, the “Senior Lender”)

R E C I T A L S

WHEREAS, the Debtor is obligated to Senior Lender under the provisions of that certain Securities Purchase Agreement made as of May 25, 2021 among the Debtor and the Senior Lender, such Securities Purchase Agreements, extensions thereof, amendments, modifications (including without limitation modifications increasing or decreasing the amount of any financial accommodation or facility now or hereafter provided thereunder), supplements, refinancings, renewals, substitutions, replacements and/or redatings hereof made from time to time hereafter, being hereinafter referred to as the “May 2021 Securities Purchase Agreement”;

WHEREAS, the Debtor is obligated to Senior Lender under the provisions of that certain Securities Purchase Agreement made as of June 7, 2022 among the Debtor and the Senior Lender, such Securities Purchase Agreements, extensions thereof, amendments, modifications (including without limitation modifications increasing or decreasing the amount of any financial accommodation or facility now or hereafter provided thereunder), supplements, refinancings, renewals, substitutions, replacements and/or redatings hereof made from time to time hereafter, being hereinafter referred to as the “June 2022 Securities Purchase Agreement” and together with the May 2021 Securities Purchase Agreement, the “Securities Purchase Agreements”;

WHEREAS, pursuant to the aforesaid Securities Purchase Agreements, the Debtor has issued to an aggregate of three holders set forth in the Securities Purchase Agreements financing notes, in the aggregate principal amount of $4,400,000, warrants to purchase common stock of the Debtor, common stock of the Debtor and the Senior Lender may create and/or issue from time to time for Debtor’s benefit other financial accommodations (hereinafter collectively, the “Financing Notes”), which Financing Notes will directly benefit the Subordinated Lender;

WHEREAS, the Securities Purchase Agreements, together with the various other documents, instruments and agreements executed in connection therewith, including this Agreement and the Forbearance Agreement (herein defined) as they may from time to time be extended, amended, modified, including without limitation modifications increasing or decreasing the amount of any financial accommodation or facility now or hereafter provided thereunder, supplemented, refinanced, renewed, substituted, replaced and/or redated made from time to time being hereinafter collectively referred to as the “Senior Transaction Documents”;

WHEREAS, the Subordinated Lender is the holder of an aggregate of $1,720,000 (original principal amount) notes each entitled “Promissory Note”, the first of which was executed by the Debtor on or about May 30, 2023 (collectively, the “Subordinated Note”), of which no payments have been made by the Debtor as of the date hereof, a copy of such Subordinated Note being attached hereto as Exhibit A;

WHEREAS, the total principal amount and all other sums owed by Debtor to the Subordinated Lender on the date hereof is $1,720,000 (“Subordinated Debt”):

WHEREAS, the provisions of the Securities Purchase Agreements require the consent of the Senior Lender to permit the incurrence of the Subordinated Debt by the Debtor, and it is a condition of the Senior Lender’s consent to the incurrence of the Subordinated Debt by the Debtor, that each of the Subordinated Lender and Debtor executes and delivers this Agreement to and with Senior Lender; and

WHEREAS, pursuant to that certain Forbearance Agreement made as of March 8 , 2024 by and among the Agent, the Debtor and the other parties signatory thereto (the “Forbearance Agreement”) the Credit Parties, as defined in the Forbearance Agreement, acknowledge that the Specified Events of Default, as defined therein, have occurred and are continuing. In consideration for the Senior Lender, upon the terms and subject to the conditions set forth therein, agreeing to forebear taking certain actions and deferring the exercise of certain rights and remedies, the Credit Parties agreed, among other matters, to take various actions, including, without limitation, causing the Subordinated Lender to execute and deliver this Agreement in accordance with terms as hereinafter set forth.

NOW, THEREFORE, in order to induce Senior Lender to consent to the Debtor issuing the Subordinated Note and incurring the Subordinated Debt, and in consideration therefor, and in consideration of the mutual covenants set forth herein, the Subordinated Lender and the Debtor hereby agree for the benefit of Senior Lender as follows:

A. Factual Statements Are True and Correct. The Debtor and the Subordinated Lender hereby represent and warrant that all factual statements set forth in the various recitals and “WHEREAS” clauses of this Agreement are true and correct and are incorporated herein as if each one were herein set forth at length. The Debtor hereby represents and warrants that all the representations and warranties set forth in the Senior Transaction Documents are true and correct and the covenants, in each case, have been fulfilled and are incorporated herein as if each one were herein set forth at length.

Subordination Agreement

B. Definitions.

(1) The terms “Debtor”, “Securities Purchase Agreements”, “Financing Notes”, “Senior Lender”, “Senior Transaction Documents”, “Senior Notes”, and “Subordinated Lender” shall have the meaning given those terms in the various “Whereas” clauses that precede the substantive terms of this Agreement.

(2) “Insolvency Event”: (a) The Debtor or any of its Subsidiaries commencing any case, proceeding or other action: (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of the Debtor, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts; or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Debtor or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against the Debtor or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which: (1) results in the entry of an order for relief or any such adjudication or appointment; or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against the Debtor or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) the Debtor or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) the Debtor or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

(3) “Junior Collateral” shall mean all collateral, security or guarantees granted or pledged at any time or from time to time to the Subordinated Lender to secure payment of the Subordinated Debt. To be free from doubt, there is no Junior Collateral and the Subordinated Lender does not have any rights to any Junior Collateral hereunder, under the Junior Loan Documents, or otherwise.

(4) “Junior Loan Documents” means all documents, instruments and agreements executed in connection with the Subordinated Debt, as they may from time to time be extended, amended, modified, supplemented, refinanced, renewed, substituted, replaced and/or redated made from time to time with the consent of the Senior Lender. To be free from doubt, there are no Junior Loan Documents extant other than the Subordinated Note.

(5) “Qualified Subsequent Financing” means any issuance by the Company of any securities of the Company that results in gross proceeds of at least $2,000,000 to the Company from the sale of such securities to investors, pursuant to one or more definitive agreements in a form and with such provisions that are satisfactory to the Company and Senior Lender in a single transaction or related series of transactions, which consent by the Senior Lender will not be unreasonably withheld.

Subordination Agreement

(6) “Senior Collateral” shall mean all collateral, security or guarantees granted or pledged at any time or from time to time to the Senior Lender to secure payment of the Senior Debt, including without limitation all of the assets of the Debtor.

(7) “Senior Debt” shall mean all of the Obligations (as that term is defined in the Security Agreement) and all other indebtedness, liabilities and obligations of the Debtor to the Senior Lender, whether now existing or hereafter arising, including, without limitation, the Financing Notes or the other Senior Transaction Documents, and any and all other loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing by the Debtor to the Senior Lender.

(8) “Subordinated Debt” means the amount of Subordinated Debt (and the accrued unpaid interest thereon and any other sums due thereunder), plus all of the other indebtedness, liabilities and obligations of the Debtor to the Subordinated Lender, whether now existing or hereafter arising, including, without limitation, any and all other loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing by the Debtor to the Subordinated Lender.

(9) Capitalized terms used in this Agreement and not defined herein, shall have the meaning given such terms in the applicable Senior Transaction Documents.

C. Payment and Lien Non-contestability and Subordination.

(1) The payment of any and all of the principal amount or interest on, and any fees, costs, expenses, or any other payment in respect of the Subordinated Debt is hereby expressly subordinated and made junior until 91 days after the indefeasible payment of the Senior Debt or after the conversion in full of the Senior Debt in accordance with the Senior Notes, including without limitation, all principal, all interest, all prepayment premiums, fees, costs, expenses and any other amounts due on the Senior Debt.

(2) The Subordinated Lender recognizes, acknowledges, and agrees not to contest that the UCC financing statements naming Debtor as “debtor” and Senior Lender as “secured party” previously filed to secure payment of the Senior Debt, and any other Lien of Senior Lender shall be validly obtained and maintained and first and prior to any filing made now or hereafter by Subordinated Lender regardless of the order of recordation of any UCC financing statement or otherwise.

(3) Upon the occurrence of an Event of Default, as defined in the applicable Senior Transaction Document, then and in any such event no further payments or conversion may be made toward or in connection with the Subordinated Debt (by distribution of any character, whether in cash, securities, obligations or other property) until either: (i) the conditions giving rise to the Event of Default have been cured or waived in writing by the Senior Lender; or (ii) all of the Senior Debt is indefeasibly paid in full in accordance with the terms hereof and the applicable Senior Transaction Documents.

Subordination Agreement

(4) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Subordinated Lender in contravention of the terms of paragraph 3 of Section C of this Agreement above or this Agreement generally, such payment, distribution or security shall not be commingled with any asset of the Subordinated Lender, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Lender, or its representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

D. Restrictions on the Subordinated Lender and Acknowledgements by the Subordinated Lender. Prior to the indefeasible payment in full of the Senior Debt in accordance with the terms hereof and the applicable Senior Transaction Documents, and notwithstanding anything contained in any of the Junior Loan Documents to the contrary, the Subordinated Lender shall not, without the prior written consent of Senior Lender, do any of the following and the Subordinated Lender hereby acknowledges, consents to, and waives, as applicable, any of the following actions taken by the Senior Lender:

(1) amend, modify or supplement or agree to any amendment, modification or supplement of, or to, the Subordinated Debt or any of the Junior Loan Documents in any manner;

(2) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Debt or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Debt in favor of any Transferee unless; (a) such action is made expressly subject to this Agreement; and (b) the Transferee expressly acknowledges to the Senior Lender, by a writing in form and substance satisfactory to the Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

(3) commence, join or participate with any creditors other than the Senior Lender in commencing any case or proceeding referred to in the definition of Insolvency Event;

(4) accelerate the maturity of all or any portion of the Subordinated Debt or seek to prepay all or any portion of the Subordinated Note, or take any action towards collection of all or any portion of the Subordinated Debt or enforcement of any rights, powers or remedies under the Junior Loan Documents or other agreements entered into pursuant thereto upon the occurrence of any event of default under and as defined in any of the Junior Loan Documents or any event, which with the passage of time, or giving of notice, or both would constitute such a default, or for any other reason whatsoever;

(5) Take any action towards seizure, foreclosure, or collection of all or any portion of the Junior Collateral or enforcement of any rights, powers or remedies under the Junior Loan Documents or other agreements entered into pursuant thereto, or under applicable law, against the Junior Collateral or against the Debtor;

Subordination Agreement

(6) Will not: (a) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or otherwise take or permit any action prejudicial to or inconsistent with Senior Lender’s priority position over Subordinated Lender that is created by this Agreement; or (b) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure; or (c) contest, protest or object to any Senior Transaction Document or any other exercise by the Senior Lender of any rights and remedies under any Senior Transaction Documents, including, without limitation, prior to or in any foreclosure proceeding, post petition financing, use of cash collateral or action brought by the Senior Lender and acknowledges that the Senior Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and the Senior Transaction Documents and Senior Lender shall not be required to marshal any Collateral;

(7) By way of illustration but not limitation, in the event of an Insolvency Proceeding in the Subordinated Lender

(a) Full Payment of all Senior Debt shall occur before any distribution shall be made to Subordinated Lender from or on account of any Collateral or any Credit Party in respect of any Subordinated Debt.

(b) Any distribution which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be delivered to Agent to be applied to the Senior Debt. Subordinated Lender irrevocably authorizes, empowers, and directs any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian, conservator or other person having authority, to pay or otherwise deliver all such Distributions to Agent as set forth above. Subordinated Lender also irrevocably authorizes and empowers Agent, in the name of Subordinated Lender, to demand, sue for, collect and receive any and all such Distributions.

(c) Subordinated Lender agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of any portion of the Senior Debt or any liens or security interests securing any portion of the Senior Debt.

(d) Subordinated Lender agrees that Senior Lender may consent to the use of cash collateral of, or provide debtor-in-possession financing to, any Credit Party on such terms and conditions and in such amounts as Senior Lender, in its sole discretion, may decide and, in connection therewith, any Credit Party may grant to Senior Lender liens and security interests upon the Collateral, which liens and security interests (i) shall secure payment of all Senior Debt owing to Senior Lender (whether such Senior Debts arose prior to the commencement of such Insolvency Proceeding or at any time thereafter) and all other financing provided by Senior Lender during such Insolvency Proceeding and (ii) shall be superior in priority to all liens in favor of Subordinated Lender on the Collateral. Subordinated Lender agrees not to assert any right it may have to “adequate protection” of its interest in any Collateral in such Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral. Subordinated Lender agrees that it will not provide, or offer to provide, any debtor-in-possession financing to any Credit Party without the prior written consent of Agent.

Subordination Agreement

(e) Subordinated Lender agrees that Subordinated Lender will not object to or oppose, and will consent to, a sale or other disposition of any Collateral of any Credit Party securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of Subordinated Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Lender has consented to such sale or disposition.

(f) Subordinated Lender agrees not to vote for any plan of reorganization that does not provide for the prior payment in full of the Senior Debt or otherwise vote its claims or interests in any Insolvency Proceeding with respect to any Credit Party (including voting for, or supporting, confirmation of any plans of reorganization) in a manner that would be inconsistent with Subordinated Lender’s covenants and agreements contained herein.

(g) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lender and Subordinated Lender even if all or part of the Senior Debt or the liens or security interests securing the Senior Debts are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(h) The parties acknowledge and agree that (i) the claims and interests of Senior Lender under the Senior Documents are substantially different from the claims and interests of Subordinated Lender under the Subordinated Documents and (ii) such claims and interests should be treated as separate classes for purposes of Section 1122 of the Bankruptcy Code.

(8) In exercising rights and remedies with respect to the Collateral, the Senior Lender may enforce any of the provisions of the Senior Transaction Documents, all in such order and in such manner as it may determine in the exercise of its sole commercially reasonable business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction;

(9) Any money, property or securities realized upon the sale, disposition or other realization by the Senior Lender upon all or any part of the Collateral, shall be applied by the Senior Lender in the following order:

(a) First, to the payment in full of all reasonable and documented costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by the Senior Lender in connection with such realization on the Collateral or the protection of their rights and interests therein;

(b) Second, to the payment in full of all Senior Debt in such order as the Senior Lender may elect in its sole discretion;

(c) Third, to the payment in full of all Subordinated Debt in such order as the Subordinated Lender may elect in its sole discretion which are secured by such Collateral, which shall be paid to the Subordinated Lender; and

Subordination Agreement

(d) Fourth, to pay to the Debtor, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

(10) Consents that, without the necessity of any reservation of rights against the Subordinated Lender, and without notice to or further assent by the Subordinated Lender:

(a) any demand for payment of any Senior Debt made by the Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Debt may be continued, and the Senior Debt, or the liability of the Debtor or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Debtor or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lender; and

(b) the Senior Loan Agreements, the Senior Notes and any other Senior Transaction Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Debt may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

(11) (a) Waives any and all notice of, as applicable, the creation, renewal, extension or accrual of any of the Senior Debt and notice of or proof of reliance by the Senior Lender upon this Agreement; (b) acknowledges that Senior Lender’s decision not to accelerate the Senior Debt under the Senior Transaction Documents shall be deemed conclusively to have been made in reliance upon this Agreement, and all current dealings between the Debtor and the Senior Lender shall be deemed to have been consummated in reliance upon this Agreement; (c) acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in continuing the Senior Debt and continuing to make funds available to the Debtor thereunder; and (d) waives notice of or proof of protest, demand for payment and notice of default.

(12) Acknowledges that all rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lender and the Debtor hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Transaction Documents or any other Senior Transaction Documents;

(b) any change in the time, in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreements or any other Senior Transaction Documents;

(c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Debt or any guarantee thereof; or

Subordination Agreement

(d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Debtor in respect of the Senior Debt, or of either the Subordinated Lender or the Debtor in respect of this Agreement.

E. Additional Covenants of Junior Lender. Upon the consummation of a Qualified Subsequent Financing, as such term is defined in the Financing Notes, the Subordinated Lender shall convert the entire Subordinated Debt into a junior class of preferred stock of the Debtor, which such class, among other limitations, is junior as to the liquidation rights of any more senior class of preferred stock, in such form and with such content as the Senior Lender and the Debtor may agree.

F. Miscellaneous.

(1) Subrogation. Subordinated Lender agrees that it shall not seek to assert or attempt to enforce any right of subrogation it may acquire until indefeasible payment in full of the Senior Debt has occurred in accordance with the terms hereof and the applicable Senior Transaction Documents.

(2) No Waiver; Cumulative Remedies. No failure on the part of Senior Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any Senior Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Senior Lender.

(3) Financial Condition of the Debtor. Subordinated Lender shall not have any right to require Senior Lender to obtain or disclose any information with respect to: (i) the financial condition or character of Debtor or the ability of Debtor to pay and perform any or all of the Senior Debt; (ii) the Collateral or other security for any or all of the Senior Debt; (iii) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (iii) any action or inaction on the part of Senior Lender; or (iv) any other matter, fact, or occurrence whatsoever.

(4) Release of Liens. If, and as applicable, Subordinated Lien hereby releases any and all Liens it has obtained upon the Collateral, and, if Subordinated Lender shall obtain a Lien upon the Collateral, and Debtor (with the consent of Senior Lender) or Senior Lender, intends to sell or otherwise dispose of any Collateral, the Subordinated Lender shall, upon Senior Lender’s request, execute and deliver such instruments as may reasonably be necessary to terminate and release any Lien the Subordinated Lender has in the Collateral to be sold or otherwise disposed of. If the Subordinated Lender fails to execute and deliver such instruments as may be reasonably necessary to terminate and release any Lien the Subordinated Lender has in the Collateral to be sold or otherwise disposed of within ten (10) days after request from Lender, the Subordinated Lender shall be deemed to have released any Lien it may have in such Collateral and to have authorized Senior Lender or its agents to file releases with respect to such Collateral.

Subordination Agreement

(5) Conflicts. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant of the Subordinated Debt, or any document executed in connection therewith or the indebtedness evidenced thereby, the provisions of this Agreement shall control and govern.

(6) Amendments Only in Writing. This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto.

(7) Waivers Only in Writing. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced.

(8) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(9) Successors and Assigns. This Agreement shall be binding upon Debtor and the Subordinated Lender and their respective permitted successors, assignees, heirs and legal representatives, and shall inure to the benefit of Senior Lender and its successors and assigns. Subordinated Lender shall not assign the Subordinate Debt to any Person without Senior Lender’s written consent.

(10) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to conflict of laws principles.

(11) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via receipted confirmed email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via receipt confirmed email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business Day’ (c) the second (2nd) business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, receipt acknowledged; or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto

(12) Termination. This Agreement shall terminate only upon the indefeasible payment in full of the Senior Debt or the conversion in full of the Senior Debt in accordance with the terms of the Senior Notes in accordance with the terms hereof and the terms of the Senior Transaction Documents and termination of the Senior Transaction Documents.

Subordination Agreement

(13) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in PDF format shall be as effective as delivery of a manually executed counterpart of this Agreement.

(14) Submission to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other document referenced herein whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of Clark, Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Clark, Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Senior Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(15) Waiver of Jury Trial. THE DEBTOR, THE SUBORDINATED LENDER AND THE SENIOR LENDER MUTUALLY AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE DEBTOR, THE SUBORDINATED LENDER OR THE SENIOR LENDER, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN OR TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. DEBTOR, THE SUBORDINATED LENDER AND THE SENIOR LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH OF THE DEBTOR AND THE SUBORDINATED LENDER WAIVES ANY RIGHT EITHER SUCH PARTY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTOR AND THE SUBORDINATED LENDER EACH ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT SENIOR LENDER WOULD NOT HAVE CONTINUED TO EXTEND CREDIT TO DEBTOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

Subordination Agreement

(16) Transaction Document. Each of the Debtor and the Subordinated Lender acknowledges and agrees that each of this Agreement and Forbearance Agreement shall be deemed to be a Transaction Document, as defined in the Securities Purchase Agreements.

(17) Fees and Expenses. Except as expressly set forth below and in the Senior Transaction Documents to the contrary, each party shall pay the reasonable, documented fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and thereafter as it relates to the performance of this Agreement. The Debtor hereby agrees to pay all direct and indirect costs and expenses of Senior Lender related to the negotiation, due diligence, preparation, closing, and subsequent monitoring of all other items regarding or related to this Agreement and the other senior Transaction Documents and all of the transactions contemplated herein and/or therein, including, but not limited to, the legal fees and expenses of Senior Lender’s legal counsel (collectively, the “Senior Lender’s Expenses”), all of which will be paid upon the execution and delivery of this Agreement or immediately hereafter if incurred post-closing.

(18) Representations and Warranties of the Subordinated Lender. The Subordinated Lender represents and warrants to the Senior Lender that:

(a) the Subordinated Lender has the power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement;

(b) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Lender; and

(c) the execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of the Subordinated Lender and will not result in the creation or imposition of any lien on any of the properties or revenues of the Subordinated Lender pursuant to any requirement of law affecting or any contractual obligation of the Subordinated Lender, except the interest of the Senior Lender under this Agreement.

[Signature Page to Follow]

Subordination Agreement

IN WITNESS WHEREOF, this Subordination Agreement has been executed as of the date first above written.

SENIOR LENDER:

ARENA INVESTORS, LP, As Agent for the purchasers set forth in Schedule 1 of the Securities Purchase Agreements:

By:

Name:

Title:

Address for notice purposes:

Email:

SUBORDINATED LENDER:

KORR ACQUISITIONS GROUP, INC.

By:
Name:
Title:

Address for notice purposes:

Email:

DEBTOR:

OPTIMUS HEALTHCARE SERVICES, INC. On its Behalf and on Behalf of all of its Current and Future Subsidiaries (collectively, the Credit Parties)

By:
Name:	Cliff Saffron
Title:	Interim Chief Executive Officer

Address for notice purposes:

Email: csaffron@theoptimushealthcare.com

Subordination Agreement

EXHIBIT A

Promissory Note

Subordination Agreement